Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended
	December 2010	December 2009	September 2010	June 2010	March 2010

Interest & Loan Fees Income	$77,208	$88,181	$79,889	$82,189	$84,096
Tax equivalent adjustment	1,415	2,632	1,444	1,490	1,557

Interest & Fees Income (FTE)	78,623	90,813	81,333	83,679	85,653
Interest Expense	18,647	27,159	20,907	22,025	23,617

Net Interest Income (FTE)	59,976	63,654	60,426	61,654	62,036

Credit Loss Provision	(5,618)	6,719	6,123	6,400	6,868

Non-Interest Income:
Fees from trust & brokerage services	3,689	2,823	3,215	3,461	3,272
Fees from deposit services	9,781	10,165	10,098	10,117	9,224
Bankcard fees and merchant discounts	1,573	1,070	1,093	1,078	1,042
Other charges, commissions, and fees	562	459	508	490	358
Income from bank owned life insurance	1,178	1,127	1,282	1,185	1,028
Mortgage banking income	303	132	118	129	112
Other non-interest revenue	1,669	1,032	1,108	1,424	915
Net other-than-temporary impairment losses	(5,369)	(2,828)	(1,864)	(1,096)	(1,486)
Net (losses) gains on sales/calls of investment securities	(30)	227	132	796	1,108

Total Non-Interest Income	13,356	14,207	15,690	17,584	15,573

Non-Interest Expense:
Employee compensation	16,202	14,468	14,613	14,848	14,901
Employee benefits	3,795	4,751	4,128	4,332	4,494
Net occupancy	4,114	4,188	4,187	4,274	4,671
Other expenses	17,611	15,846	16,065	16,138	15,140
Amortization of intangibles	411	577	448	491	534
OREO expense	4,862	1,805	2,001	2,648	1,620
FDIC expense	2,380	2,306	2,456	2,457	2,391

Total Non-Interest Expense	49,375	43,941	43,898	45,188	43,751

Income Before Income Taxes (FTE)	29,575	27,201	26,095	27,650	26,990

Tax equivalent adjustment	1,415	2,632	1,444	1,490	1,557

Income Before Income Taxes	28,160	24,569	24,651	26,160	25,433

Income taxes	8,870	7,125	7,335	8,241	8,011

Net Income	$19,290	$17,444	$17,316	$17,919	$17,422

MEMO: Effective Tax Rate	31.50%	29.00%	29.76%	31.50%	31.50%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Year Ended
	December 2010	December 2009	December 2008	December 2007

Interest & Loan Fees Income	$323,382	$365,845	$429,911	$438,729
Tax equivalent adjustment	5,906	11,199	14,229	16,472

Interest & Fees Income (FTE)	329,288	377,044	444,140	455,201
Interest Expense	85,196	120,374	177,119	213,310

Net Interest Income (FTE)	244,092	256,670	267,021	241,891

Credit Loss Provision	13,773	46,065	25,155	5,330

Non-Interest Income:
Fees from trust & brokerage services	13,637	13,065	16,582	15,414
Fees from deposit services	39,220	40,289	39,189	33,835
Bankcard fees and merchant discounts	4,786	4,155	5,815	6,063
Other charges, commissions, and fees	1,918	1,906	1,932	1,704
Income from bank owned life insurance	4,673	3,416	4,093	5,389
Mortgage banking income	662	608	385	527
Loss on termination of interest rate swaps associated with prepayment of FHLB advances	—	—	—	(8,113)
Other non-interest revenue	5,116	5,236	8,725	2,998
Net other-than-temporary impairment losses	(9,815)	(15,020)	(10,489)	(577)
Net gains on sales/calls of investment securities	2,006	315	1,071	509

Total Non-Interest Income	62,203	53,970	67,303	57,749

Non-Interest Expense:
Employee compensation	60,564	58,901	61,347	53,294
Employee benefits	16,749	19,192	13,680	11,945
Net occupancy	17,246	17,018	16,682	14,421
Other expenses	64,954	62,791	72,239	58,548
Prepayment penalties on FHLB advances	—	—	—	5,117
Amortization of intangibles	1,884	2,561	3,494	2,868
OREO expense	11,131	5,487	2,484	1,167
FDIC expense	9,684	9,177	1,147	569

Total Non-Interest Expense	182,212	175,127	171,073	147,929

Income Before Income Taxes (FTE)	110,310	89,448	138,096	146,381

Tax equivalent adjustment	5,906	11,199	14,229	16,472

Income Before Income Taxes	104,404	78,249	123,867	129,909

Income taxes	32,457	10,951	36,913	39,235

Net Income	$71,947	$67,298	$86,954	$90,674

MEMO: Effective Tax Rate	31.09%	14.00%	29.80%	30.20%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	December 31 2010 Q-T-D Average	December 31 2009 Q-T-D Average	December 31 2010	December 31 2009	December 31 2008

Cash & Cash Equivalents	$636,467	$492,304	$461,389	$449,767	$213,534

Securities Available for Sale	704,758	902,873	653,276	811,777	1,097,043
Securities Held to Maturity	67,253	81,777	67,036	77,421	116,407
Other Investment Securities	76,690	77,723	74,403	77,722	78,372

Total Securities	848,701	1,062,373	794,715	966,920	1,291,822

Total Cash and Securities	1,485,168	1,554,677	1,256,104	1,416,687	1,505,356

Loans Held for Sale	6,470	5,015	6,869	5,284	868

Commercial Loans	3,550,037	3,806,711	3,533,559	3,801,254	3,916,768
Mortgage Loans	1,489,752	1,624,467	1,459,286	1,606,560	1,754,100
Consumer Loans	272,514	344,149	270,506	332,964	349,690

Gross Loans	5,312,303	5,775,327	5,263,351	5,740,778	6,020,558

Unearned Income	(3,089)	(4,204)	(3,025)	(3,969)	(6,403)

Loans, Net of Unearned Income	5,309,214	5,771,123	5,260,326	5,736,809	6,014,155

Allowance for Loan Losses	(72,759)	(67,988)	(73,033)	(67,853)	(61,494)

Goodwill	311,831	312,139	311,765	312,069	312,263
Other Intangibles	3,149	5,127	2,940	4,823	7,384

Total Intangibles	314,980	317,266	314,705	316,892	319,647

Real Estate Owned	48,939	41,491	44,770	40,058	19,817
Other Assets	336,501	304,870	345,978	357,224	303,742

Total Assets	$7,428,513	$7,926,454	$7,155,719	$7,805,101	$8,102,091

MEMO: Earning Assets	$6,598,071	$7,136,412	$6,334,914	$6,956,322	$7,267,990

Interest-bearing Deposits	$4,474,950	$4,896,135	$4,510,279	$4,862,943	$4,741,855
Noninterest-bearing Deposits	1,203,002	1,080,107	1,203,255	1,108,157	906,099

Total Deposits	5,677,952	5,976,242	5,713,534	5,971,100	5,647,954

Short-term Borrowings	288,873	310,591	193,214	222,944	778,320
Long-term Borrowings	620,156	807,468	386,458	771,935	852,685

Total Borrowings	909,029	1,118,059	579,672	994,879	1,631,005

Other Liabilities	47,614	55,935	69,501	77,572	86,420

Total Liabilities	6,634,595	7,150,236	6,362,707	7,043,551	7,365,379

Preferred Equity	—	—	—	—	—
Common Equity	793,918	776,218	793,012	761,550	736,712

Total Shareholders’ Equity	793,918	776,218	793,012	761,550	736,712

Total Liabilities & Equity	$7,428,513	$7,926,454	$7,155,719	$7,805,101	$8,102,091

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended
Quarterly Share Data:	December 2010	December 2009	September 2010	June 2010	March 2010

Earnings Per Share:
Basic	$0.44	$0.40	$0.40	$0.41	$0.40
Diluted	$0.44	$0.40	$0.40	$0.41	$0.40

Common Dividend Declared Per Share	$0.30	$0.30	$0.30	$0.30	$0.30

High Common Stock Price	$30.25	$20.81	$27.25	$31.99	$28.00
Low Common Stock Price	$24.15	$16.39	$22.09	$23.82	$20.15

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,606,591	43,426,784	43,588,021	43,539,531	43,455,296
Diluted	43,677,279	43,460,382	43,645,653	43,640,805	43,534,435

Memorandum Items:

Tax Applicable to Security Sales/Calls	$(11)	$79	$46	$279	$388

Common Dividends	$13,087	$13,044	$13,084	$13,078	$13,051

		Year Ended
YTD Share Data:		December 2010	December 2009	December 2008	December 2007

Earnings Per Share:
Basic		$1.65	$1.55	$2.01	$2.16
Diluted		$1.65	$1.55	$2.00	$2.15

Common Dividend Declared Per Share		$1.20	$1.17	$1.16	$1.13

Average Shares Outstanding (Net of Treasury Stock):
Basic		43,547,965	43,410,431	43,286,894	41,901,422
Diluted		43,625,183	43,456,889	43,434,083	42,222,899

Memorandum Items:

Tax Applicable to Security Sales/Calls		$702	$110	$375	$178

Common Dividends		$52,300	$50,837	$50,231	$47,446

EOP Employees (full-time equivalent)		1,451	1,477	1,531	1,537

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended
EOP Share Data:	December 2010	December 2009	September 2010	June 2010	March 2010

Book Value Per Share	$18.18	$17.53	$18.00	$17.84	$17.68
Tangible Book Value Per Share	$10.96	$10.24	$10.77	$10.60	$10.41

52-week High Common Stock Price	$31.99	$33.64	$31.99	$31.99	$28.00
Date	04/23/10	01/02/09	04/23/10	04/23/10	03/23/10
52-week Low Common Stock Price	$20.15	$13.15	$16.39	$16.39	$16.39
Date	01/06/10	03/06/09	11/20/09	11/20/09	11/20/09

EOP Shares Outstanding (Net of Treasury Stock):	43,621,635	43,437,738	43,597,507	43,581,834	43,498,754

	Three Months Ended
	December 2010	December 2009	September 2010	June 2010	March 2010

Selected Yields and Net Interest Margin:

Loans	5.16%	5.43%	5.30%	5.33%	5.32%
Investment Securities	4.33%	4.76%	4.52%	4.75%	4.97%
Money Market Investments/FFS	0.28%	0.22%	0.28%	0.33%	0.38%
Average Earning Assets Yield	4.74%	5.06%	4.84%	5.01%	5.05%
Interest-bearing Deposits	1.06%	1.50%	1.17%	1.26%	1.35%
Short-term Borrowings	0.04%	0.06%	0.07%	0.06%	0.05%
Long-term Borrowings	4.24%	4.25%	4.33%	4.32%	4.32%
Average Liability Costs	1.37%	1.79%	1.50%	1.58%	1.66%
Net Interest Spread	3.37%	3.27%	3.34%	3.43%	3.39%
Net Interest Margin	3.62%	3.55%	3.60%	3.69%	3.65%

Selected Financial Ratios:

Return on Average Common Equity	9.64%	8.92%	8.73%	9.23%	9.17%
Return on Average Assets	1.03%	0.87%	0.91%	0.96%	0.92%
Efficiency Ratio	56.02%	51.65%	53.24%	52.87%	53.34%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Year Ended
	December 2010	December 2009	December 2008	December 2007
Selected Yields and Net Interest Margin:
Loans	5.23%	5.46%	6.34%	7.44%
Investment Securities	4.65%	5.08%	5.46%	5.70%
Money Market Investments/FFS	0.31%	0.18%	1.94%	5.14%
Average Earning Assets Yield	4.91%	5.27%	6.15%	7.07%
Interest-bearing Deposits	1.21%	1.75%	2.71%	3.54%
Short-term Borrowings	0.06%	0.14%	1.69%	4.31%
Long-term Borrowings	4.30%	4.24%	4.49%	5.61%
Average Liability Costs	1.53%	1.98%	2.81%	3.88%
Net Interest Spread	3.38%	3.29%	3.34%	3.19%
Net Interest Margin	3.64%	3.59%	3.70%	3.76%

Selected Financial Ratios:
Return on Average Common Equity	9.19%	8.81%	11.12%	12.99%
Return on Average Assets	0.95%	0.85%	1.09%	1.28%
Loan / Deposit Ratio	92.07%	96.08%	106.48%	108.29%
Allowance for Loan Losses/ Loans, Net of Unearned Income	1.39%	1.18%	1.02%	0.87%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.43%	1.22%	1.06%	1.01%
Nonaccrual Loans / Loans, Net of Unearned Income	1.14%	0.89%	0.70%	0.24%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.13%	0.35%	0.20%	0.25%
Non-performing Loans/ Loans, Net of Unearned Income	1.28%	1.26%	0.90%	0.49%
Non-performing Assets/ Total Assets	1.57%	1.44%	0.91%	0.43%
Primary Capital Ratio	12.00%	10.56%	9.80%	10.18%
Shareholders’ Equity Ratio	11.08%	9.76%	9.09%	9.52%
Price / Book Ratio	1.61x	1.14x	1.96x	1.59x
Price / Earnings Ratio	17.71x	12.90x	16.59x	13.05x
Efficiency Ratio	53.87%	51.35%	48.03%	48.01%

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Asset Quality Data:	December 2010	December 2009	September 2010	June 2010	March 2010

EOP Non-Accrual Loans	$59,996	$50,856	$58,302	$64,831	$62,449
EOP 90-Day Past Due Loans	6,798	20,314	12,644	9,055	9,959
EOP Restructured Loans	437	1,087	438	—	—

Total EOP Non-performing Loans	$67,231	$72,257	$71,384	$73,886	$72,408

EOP Other Real Estate & Assets Owned	44,770	40,058	50,567	36,019	41,179

Total EOP Non-performing Assets	$112,001	$112,315	$121,951	$109,905	$113,587

	Three Months Ended		Year Ended
Allowance for Credit Losses:(1)	December 2010	December 2009	December 2010	December 2009	December 2008

Beginning Balance	$72,806	$69,738	$70,010	$63,603	$58,744
Credit Loss Provision	(5,618)	6,719	13,773	46,065	25,155

	67,188	76,457	83,783	109,668	83,899
Gross Charge-offs	(7,422)	(6,709)	(25,762)	(41,077)	(21,198)
Recoveries	15,273	262	17,018	1,419	902

Net Recoveries (Charge-offs)	7,851	(6,447)	(8,744)	(39,658)	(20,296)

Ending Balance	$75,039	$70,010	$75,039	$70,010	$63,603

Note: (1) Includes allowances for loan losses and lending-related commitments.